SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 10, 2003

A. SCHULMAN, INC.

 (Exact Name of Registrant as Specified in its Charter)

Delaware	0-7459	34-0514850

(State or other jurisdiction of Identification No.)	(Commission File Number)	(I.R.S. Employer incorporation)

3550 West Market Street Akron, Ohio		44333

(Address of principal executive officers)		(Zip Code)

Registrant’s telephone number, including area code: (330) 666-3751

(Former Name or Former Address, if Changed Since Last Report

ITEM 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release dated April 10, 2003 relating to the Registrant’s earnings for the quarter ended February 28, 2003.

ITEM 9. Regulation FD Disclosure (Information provided pursuant to Item 12, Disclosure of Results of Operations and Financial Condition).

     The following information is being furnished pursuant to Item 12, Disclosure of Results of Operations and Financial Condition:

On April 10, 2003, A. Schulman, Inc. issued a press release announcing its earnings for the quarter ended February 28, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

A. Schulman, Inc.

By: /s/ Robert A. Stefanko Robert A. Stefanko Chairman and Executive Vice Presidsent – Finance and Administration

Date: April 10, 2003

EXHIBIT INDEX

FURNISHED WITH
EXHIBIT		THIS
NUMBER	EXHIBIT	REPORT

99.1	Press release dated April 10, 2003 relating to the Registrant’s earnings for the quarter ended February 28, 2003.	X